                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (or Date of Earliest Event Reported): March 9, 2001

                            REGENT ENERGY CORPORATION
                            F/K/A NPC HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


           NEVADA                       0-08536                 84-1034362
(State or other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)


 650 NORTH SAM HOUSTON PARKWAY E., SUITE 500
              HOUSTON, TEXAS                                     77060
  (Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:  (281) 931-3800


                                Not Applicable.
         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT


The consummation of the transaction contemplated by the Agreement and Plan of Reorganization by and between Regent Energy Corporation (f/k/a NPC Holdings, Inc.), a Nevada corporation (the "Company"), Vulcan Minerals & Energy, Inc., a Texas corporation ("Vulcan"), and the owners of record of all of the issued and outstanding stock of Vulcan (the "Transaction") was effective as of March 9, 2001. The Transaction was previously reported on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 14, 2001, as amended on Form 8-K/A filed with the SEC May 1, 2001, as further amended by a Form 8-K/A filed with the SEC on May 11, 2001, as further amended by a Form 8-K/A filed with the SEC on June 1, 2001, and as further amended by a Form 8-K/A filed with the SEC on June 5, 2001. This fifth amendment to such Form 8-K is being filed to add the Independent Auditor's Report for the year ended December 31, 1999 to the Form 8-K/A filed June 5, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      Attached to this report is the Independent Auditor's Report for the year ended December 31, 1999.

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors and Stockholders
Regent Energy Corporation
Houston, Texas


We have audited the accompanying consolidated balance sheet of Regent Energy Corporation and subsidiary as of December 31, 1999, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Regent Energy Corporation and subsidiary as of December 31, 1999, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in the last paragraph of note 1 to the financial statements, the Company changed its method of accounting for its oil and gas producing activities. This paragraph also describes the restatement of the Company's financial statements for the year ended December 31, 1999.




HEIN + ASSOCIATES LLP
Houston, Texas

August 28, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          REGENT ENERGY CORPORATION
                                          (Registrant)



Date:  MARCH 12, 2002                     By: /s/ John N. Ehrman
      --------------------------             ---------------------------------
                                          John N. Ehrman,  President and Chief
                                          Executive Officer